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NORTH CAROLINA
                                                                           LEASE
CATAWBA COUNTY

      THIS LEASE AGREEMENT, made and entered into this 15 day of June, 1999, by and between FRANK B. PETERS, JR., a resident of Guilford County, North Carolina, (hereinafter called "Landlord") and QUAKER FABRIC CORPORATION OF FALL RIVER, 941 Grinnell Street, Fall River, Massachusetts 02721 (hereinafter called "Tenant").

                              W I T N E S S E T H:

      That in consideration of the mutual covenants hereinafter contained, the parties hereto agree as follows:

      The Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, a portion of the property located at 1270 25th St. Place S.E., Hickory, North Carolina, known as the Resource Center (herein the "Complex") being further identified as Unit E, containing approximately 2,354 square feet (includes Tenant's share of common area allocation) of the building consisting of the Resource Center. The Tenant's usable area (exclusive of common areas) is more particularly described on the attached Exhibit "A" (the "Premises").

                                    ARTICLE 1
                                      TERM

      1.1 Term. Unless changed or sooner canceled or terminated as provided for herein, the term hereof shall be for the period of five (5) years beginning on July 1, 1999 (Beginning Date) and ending on June 30, 2004.

      1.2 Option. Landlord hereby grants Tenant an option to extend the term of this lease for five (5) additional years (July 1, 2004 to June 30, 2009) upon the same terms and conditions except Base Rent for such option term shall be Three Thousand One Hundred Thirty-nine and No/100 Dollars ($3,139.00) per month ($37,668.00) per annum, herein "Annual Rent" if this option is made applicable); provided, however, this Option shall not be effective if Tenant defaults under any lease provision which default is not timely cured within the time herein provided or if Tenant fails to notify Landlord in writing of its exercise of this option at least one hundred twenty (120) days prior to the expiration of the original term.

                                    ARTICLE 2
                                   POSSESSION

      If for any cause beyond Landlord's control Landlord shall be unable to give Tenant possession of the premises on the date provided herein for the beginning of the term hereof, all rights and remedies of both Landlord and Tenant hereunder shall be suspended until possession can be delivered.

      The premises shall be delivered to Tenant by Landlord "As Is". No further improvements shall be required to be made by Landlord unless otherwise provided herein.

The Premises are currently under reconstruction with anticipated occupancy on the Beginning Date. Landlord will provide the Premises in the condition hereinafter specified with additional up fitting to be by Tenant at its expense:

      1.    2x2 lay-in white standard ceilings installed.

      2. Tenant demising walls ready for paint or wall covering to be provided by Tenant.

      3.    400 amp service to the Premises, together with separate meter.

      4. HVAC system installed with main trunk lines in place, extension to individual rooms or offices is responsibility of Tenant.

                                    ARTICLE 3
                             EXAMINATION OF PREMISES

      Upon commencement of the term hereof, Tenant shall examine the premises before taking possession; and Tenant's entry into possession shall constitute evidence that as of the date thereof the premises were in good order and satisfactory condition, unless Tenant notifies Landlord in writing within thirty
(30) days of the commencement of the term of any particular problems with the premises that are the Landlord"s responsibility in accordance with the terms hereof.

                                    ARTICLE 4
                                      LIENS

      Should mechanics', materialmen's or other liens or claims thereof, be filed against the premises by reason of Tenant's acts or omissions or because of a claim against Tenant, Tenant shall cause the lien to be canceled and discharged of record by bond or otherwise within ten (10) days after receipt of notice from Landlord. Should Tenant fail to cause such lien to be so discharged or bonded, Tenant shall be in





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default hereunder; and Landlord may exercise any or all remedies available to
Landlord pursuant to this lease, or in lieu thereof, Landlord may at its option discharge the same by paying the amount claimed to be due, and Tenant shall pay to Landlord on demand the amount so paid and all costs and expenses incurred by Landlord including reasonable attorney's fees in processing such discharge.

                                    ARTICLE 5
                               PROVISIONS FOR RENT

      5.1 Base Rent. Tenant shall pay to Landlord as Base Rent for the premises, in monthly installments in advance upon the Beginning Date and upon the first day of each calendar month thereafter during the term of this Agreement the following sums:

            From the Beginning Date for the 60 months of the term of this lease $2,452.08 per month ($29,424.96 per annum, herein "Annual Rent");

Said rent shall be payable without demand. Tenant shall pay such rent to Landlord at its offices in the Complex or at such other place as Landlord may from time to time direct. In the event that the Beginning Date is other than the first day of a calendar month, then the monthly rent for such period less than a full month shall be prorated and payable along with the first full month's rent on or before the Beginning Date.

      Rent during any option term, if applicable, shall be as provided in
Article I of this lease.

            5.2 Additional Rent.

            (a) Landlord shall pay all real estate taxes, assessments and other governmental levies against the Complex (hereinafter referred to as "Real Estate Taxes") except as hereinafter provided. Commencing with the first calendar year following the year 2000 (2000 being hereinafter referred to as the "Base Year"), if the amount of the real estate taxes levied or assessed against the Complex shall exceed the real estate taxes assessed in the Base Year, Tenant shall pay as additional rent that portion of such excess which is equal to the product obtained by multiplying said excess by a fraction, the numerator of which shall be the number of Square Feet in the demised premises and the denominator of which shall be the number of square feet leasable in the Buildings included in the tax listing.

            (b) Landlord shall pay the premium required to maintain a satisfactory fire policy, with extended coverage endorsement, on the Complex which includes the Premises as required by Article 26. Commencing in the first calendar year of this Lease Agreement after the calendar year 2000 (2000 hereinafter referred to as the "Base Year"), if the amount of the annual premium for such coverage shall exceed the annual premium for the Base Year, Tenant shall pay as additional rent that portion of such excess which is equal to the product obtained by multiplying said excess by a fraction, the numerator of which shall be the number of Square Feet in the Premises leased to Tenant and the denominator of which shall be the number of square feet leasable in the Complex covered by the policy that includes the Premises leased to Tenant.

            (c) In any calendar year that the tenancy of the Tenant is for less than the full calendar year, the additional rent due under Article 5.2(a) and or
(b) hereof shall be adjusted and prorated so that the Tenant's share of said sum shall bear the same percentage that the period less than the full calendar year bears to the full calendar year.

            (d) Such additional rent due under Article 5.2(a) and or (b) shall be due and payable immediately on demand.

                                    ARTICLE 6
                                 USE OF PREMISES

      The Premises are to be used and occupied by Tenant solely for the operation of a fabric showroom and offices incident thereto. Tenant will not use or permit, or suffer the use of, the Premises for any other business or purpose. Tenant shall conduct its business upon the Premises under the name or trade name of Tenant or any of its duly licensed and authorized trade name(s) and under no other name except such as Landlord shall approve in writing.

                                    ARTICLE 7
                              OPERATION OF BUSINESS

      (a) Tenant, at all times, shall fully and promptly comply with all laws, ordinances, orders and regulations of any governmental authority having jurisdiction of the Premises, including but not limited to, such as shall relate to the character, and manner of operation of the business conducted in or at the Premises. Tenant shall abide by, obey, and comply with all rules and regulations which from time to time may be promulgated by Landlord with regard to the activities of the businesses in the Complex insofar as said rules and regulations pertain to the disposal of trash, delivery of equipment and supplies, signage, employee parking, and, in general, the general welfare of all the businesses in the Complex. Landlord shall use its best efforts to enforce these same rules upon all other tenants in the Complex.

      (b) Tenant shall conduct and operate its business in a manner in keeping with the dignity and reputation of the Complex and shall make all reasonable effort to work harmoniously with the other tenants in the Complex and without limiting the generality of the foregoing, Tenant shall not permit, allow, or cause any public or private auction sales to be conducted in or at the Premises or the adoption or use of


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any sales promotion device or practice that shall tend to mislead or deceive the public or which directly or indirectly would tend to detract from or impair the reputation or dignity of said business, the Premises, the Complex, or the general reputation or dignity of the business of others conducted in the Complex. Landlord shall use its best efforts to enforce these same rules upon all other tenants in the Complex.

                                    ARTICLE 8
                       CARE OF PREMISES AND TRASH REMOVAL

      (a) Tenant shall not permit, allow, or cause any act or deed to be performed or any practice to be adopted or followed in or about the Premises which would cause or be likely to cause any injury or damage to any person or the Premises or the Complex. Tenant shall not permit, allow or cause any noxious, disturbing or offensive odors, fumes, lights or gases, or any smoke, dust, steam or vapors, or any loud or disturbing noise, sound or vibrations to originate in order to be emitted from the Premises. Tenant, at all times, shall keep the Premises in a neat and orderly condition and shall keep the entryways and delivery areas adjoining the Premises clean and free from rubbish and dirt. Tenant shall keep the Premises clean and free of rodents, bugs and vermin. Tenant shall not use or permit the use of any portion of the Premises as sleeping or living quarters or as lodging rooms, or use the same for any illegal purposes. Tenant shall not permit, allow or cause the sinks, toilets, or urinals in the Premises to be used for any purpose except that for which they were designed and installed. Tenant shall maintain the windows in a clean, neat and orderly condition, and shall keep the glass thereof clean, and shall store all trash, rubbish and garbage within the Premises until such time as same is properly disposed of in accordance with applicable laws, rules and regulations. Tenant shall keep the Premises sufficiently heated to prevent freezing of water in pipes and fixtures. Landlord shall use its best efforts to enforce these same rules upon all other tenants in the Complex.

      (b) Tenant either through the use of such facilities therefore as may be available to other tenants in the Complex, or otherwise, shall provide for the prompt and regular removal thereof for disposal outside the area of the Complex of all trash, waste, rubbish or garbage and Tenant shall not burn or otherwise dispose of any trash, waste, rubbish or garbage in or about the Premises of the Complex. Tenant shall pay at its sole cost and expense all charges for the removal of and storage of any trash, waste, rubbish or garbage attributable to the Premises. However, in the event Landlord elects to provide facilities for trash removal and storage, Tenant agrees to utilize said facilities under rules and regulations designated by Landlord, and if the cost of such services shall be billed to Landlord and are not separately allocated to the Tenant, the amount thereof shall be reasonably pro rated with Tenant's share being based on the relationship between the square footage of the Premises to the total square footage available for lease in the Complex; and Tenant shall pay the Landlord upon demand as additional rental hereunder its prorata share, calculated as indicated, of such cost.

                                    ARTICLE 9
                   INSTALLATION AND REMOVAL OF TRADE FIXTURES

      Tenant shall not install in or about the Premises any interior or exterior lighting or plumbing fixtures, steps, partitions, walls, fences, shades, or awnings, or make any structural changes or alterations in or to any part of the Premises or penetrate the floor slab of the Premises without the prior written consent of Landlord. All trade fixtures used in the Premises supplied and installed at the sole cost and expense of Tenant shall at all times be and remain in the property of Tenant, and the latter shall have the right to remove the same from the Premises at any time during the term hereof, provided that Tenant, at its sole cost and expense, shall repair or reimburse Landlord for the cost of repairing any and all damage to the Premises resulting from the removal thereof; provided, further, that if Tenant does not remove the same prior to the termination of the term hereof, Landlord may, at its election at any time after the termination of the term hereof remove all or any part of said trade fixtures from the Premises and store the same or remove all or part thereof and dispose of the same in any manner Landlord may see fit, all at Tenant's expense. The provisions of the foregoing sentence, however, shall not apply in any manner to any fixtures installed as part of Tenant's work or in replacement or repair thereof which has been approved by Landlord as herein required. Notwithstanding the foregoing, Tenant reserves the right to remove the can lighting; however, the track shall remain.

                                   ARTICLE 10
             MOVING OF HEAVY OBJECTS AND USE OF Premises FOR STORAGE

      Tenant shall be liable for the cost of any damage to the Premises of the Complex which shall result from the movement of heavy objects in or to or from the Premises. Tenant shall not unduly overload the floor or any part of the Premises and heavy objects stored or used therein shall be stored and placed only at such place or location as Landlord, if it so elects, shall designate.

                                   ARTICLE 11
                          SIGNS AND ADVERTISING MATTER

      Tenant shall not place or suffer to be placed on the exterior of the Premises or on the exterior or interior of any window thereof any sign, awning, canopy, marquee, advertising matter, decoration, lettering or other thing of any kind without the prior written consent of Landlord.

      Tenant shall not permit, allow or cause to be used in or at the Premises any advertising media or device such as phonographs, radio, public address systems, sound production or reproduction devices, mechanical or moving display devices, motion pictures, television devices, excessively bright lights, changing, flashing, flickering or moving lights or lighting devices, or any similar devices, the effect of which shall be visible or audible from the exterior of the Premises. In this connection, Tenant


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acknowledges that the Premises are a part of an integrated business community and agrees that control of all signs by Landlord is essential to the maintenance of uniformity, propriety and the aesthetic values in or pertaining to the Complex. Landlord agrees to use its best efforts to similarly restrict other tenants in the Complex.

                                   ARTICLE 12
                               LOCATIONS OF SIGNS

      Tenant shall not permit, erect or install, maintain, paint or display on any exterior door, wall or window of Premises any exterior or interior sign, lettering, placard, decoration, advertising media or advertising material of any kind whatsoever without the prior written consent of Landlord. Tenant shall and at its own expense furnish and install prior to the opening of Tenant's business at an appropriate location designated by Landlord on the exterior of said Premises an identification sign of design, content, form and material in accordance with Landlord's requirements for the Complex and in conformance with local governing codes. Prior to the manufacture and procurement of any sign, Tenant shall first submit to the Landlord working drawings and obtain from the Landlord written approval of said working drawings. Landlord's design criteria shall be furnished Tenant no later than thirty (30) days prior to the scheduled opening of Tenant's business. Tenant shall at all times after the erection of any such sign by Tenant, or by Landlord as the case may be, maintain such sign in good condition. In the event Tenant fails to operate and maintain said sign, the Landlord may at its discretion, provide the maintenance and operation for said sign and charge Tenant Landlord's cost plus fifteen percent (15%).

                                   ARTICLE 13
              USE OF NAMES AND PICTURES OF PREMISES OR THE COMPLEX

      Tenant shall not have or acquire any property right or interest in or to any name or distinctive designation which may become identified or associated with the business to be conducted in or at the Premises if such name or distinctive designation shall contain as a part thereof the name or any reference to the Premises, the Complex or any part or combination of part of any of the same, but all property rights and rights of use of such name or distinctive designation shall be and remain the property of Landlord.

                                   ARTICLE 14
                                COMMON FACILITIES

      (a) The term "Common Facilities" as used in this lease shall mean and refer to those facilities within the Complex for the nonexclusive use of Tenant in common with other authorized users, driveways, areas of ingress and egress, sidewalks, and other pedestrian ways, planted areas together with plants and planting thereon, and areas containing signs, pylons or structures constructed thereon.

      (b) It is expressly understood and agreed that the term "Common Facilities" shall not in any manner be deemed to refer to any portion of the Premises leased to Tenant hereunder, or any of the space leased or held or to be held for lease by Landlord for the operation of business or for offices.

                                   ARTICLE 15
                            USE OF COMMON FACILITIES

      Subject to the provisions of this lease, Landlord hereby grants to Tenant, its subtenants, licensees, concessionaires, suppliers, business invitees, customers, agents, representatives and employees, but only during the term of this lease, the nonexclusive right, in common with others duly authorized by Landlord, to use the Common Facilities and the various portions thereof, respectively for the uses and purposes designated therefor by Landlord. It shall be the duty of Tenant to keep said Common Facilities free and clear of any obstructions, barricades or barriers placed or created by Tenant or resulting from Tenant's operations or use of the Premises.

                                   ARTICLE 16
                          CONTROL OF COMMON FACILITIES

      The Common Facilities shall be subject to the exclusive management and control of Landlord. Landlord shall have the right from time to time to reasonably designate, relocate and limit the use of particular areas or portions of the Common Facilities and to construct or permit the construction of additional buildings thereon, to add additional area to the Common Facilities, and to establish, promulgate and enforce such reasonable rules and regulations concerning the Common Facilities as it may deem necessary or advisable for the proper and efficient management, operation, maintenance, and use thereof, and Tenant shall comply with the same. Landlord shall have the right to make changes in the Common Facilities or any part thereof wherever, in its opinion, it shall be desirable and for the best interests of the Complex, including, without limitation, the changes in the location and relocation of driveways, entrances, exits, vehicular parking spaces, the direction and flow of traffic, the setting apart of prohibited areas, the exclusion of employee parking therefrom as Landlord may deem necessary and advisable for the proper and efficient operation and maintenance of the Common Facilities, and removing area from the Common Facilities, provided Tenant and its customers shall have reasonable ingress, egress and regress to and from the Premises. Notwithstanding the foregoing, Landlord agrees to allocate to Tenant five parking spaces to be designated for usage by Tenant; however, the policing of such spaces shall be the responsibility of Tenant.


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                                   ARTICLE 17
                 MAINTENANCE AND OPERATION OF COMMON FACILITIES

      Landlord shall throughout the term of this lease maintain the Common Facilities in good order, condition and repair. Landlord shall, as a minimum, keep the Common Facilities open to the general public from the hours of 8:00 A.M. to 5:00 P.M. each normal business day.

                                   ARTICLE 18
                   MANAGEMENT AGREEMENTS FOR COMMON FACILITIES

      At any time, hereafter, Landlord shall have the right to employ any person, firm or corporation to operate and maintain the Common Facilities or any part or parts thereof or any particular function or functions operated in connection therewith, on such terms and conditions and for such time as Landlord shall, in its sole judgment, deem reasonable and proper. Any such employment agreement shall require the operator to be bound by, and to perform all obligations of the Landlord relative to the part or parts of the maintenance and operation of the Common Facilities to be undertaken by such operator.

                                   ARTICLE 19
                             MAINTENANCE AND REPAIRS

      Landlord, at its sole cost and expense, shall maintain and keep in reasonable repair the roof, foundation, and exterior and supporting walls of the building, provided, however, that the cost of any such repairs required as the result of the negligent or willful act of Tenant, or any subtenant or concessionaire of Tenant or any customer, licensee, agent, servant or employee of any of them, shall be borne by Tenant.

                                   ARTICLE 20
                              TENANT'S OBLIGATIONS

      Tenant, at its sole cost and expense, whether the same shall be the property of Tenant or Landlord, shall promptly repair and replace, as necessary, and at all times maintain the Premises in good condition, including fixtures, equipment, electrical fixtures and equipment, electrical installations, plumbing, plumbing equipment and fixtures, all ceilings, all interior walls, all floors, all hardware, all interior painting or decorations of every kind, and all door and window screens, and promptly replace all broken or damages glass, including window glass and plate glass; and Tenant, at its sole cost and expense, whether the same shall be the property of Tenant or Landlord, shall promptly repair and replace, as necessary, and at all times maintain in good condition all signs and all heating units and air conditioning equipment serving said Premises wherever located, and regardless of whether inside or outside of the building. Notwithstanding the foregoing, any repair to the plumbing, electrical and/or HVAC system servicing the demised Premises in excess of $1000.00 shall be regarded as a "major repair" and the responsibility of Landlord but only for the portion of such repair bill in excess of $1000.00. The Tenant shall be responsible for the first $1000.00 of the costs of any such repair. For purposes of this agreement, a "major repair" shall mean a repair which in each instance requires an expenditure for parts costing in excess of One Thousand Dollars ($1000). For purposes of this Article, routine maintenance and service on the plumbing, electrical and HVAC system servicing the demised Premises, regardless of the amount of such routine maintenance and service, shall be the sole and exclusive responsibility of the Tenant unless such service necessitates a major repair as herein defined. Notwithstanding the foregoing, any repairs to the plumbing, electrical and/or HVAC system servicing the Premises in excess of One Thousand Dollars ($1,000) during any lease year (July 1 to June 30 during the lease term) shall be the responsibility of Landlord but only for the portion of such repair bills in the aggregate exceeding One Thousand Dollars ($1,000) during any lease year.

                                   ARTICLE 21
                                    UTILITIES

      Tenant shall pay, at its sole cost and expense, all charges for gas, electricity, and telephone service attributable to the Premises, and all other services or utilities used in, upon, or about the Premises by Tenant or any of its subtenants, licensees, or concessionaires during the term hereof, including cost of installation of meters. Landlord shall pay for water consumed on or about the Premises, however, Tenant agrees to pay any extraordinary usage resulting from the failure of Tenant to repair promptly any defective plumbing system in the Premises. Notwithstanding the foregoing, if any such services or utilities shall be billed to Landlord and are not separately metered to the Premises (such as water), the amount thereof shall be reasonably prorated by Landlord; and Tenant shall pay to Landlord upon demand as additional rental hereunder that amount which bears the same relationship to the total charges therefor as the number of square feet of floor area in the Premises bears to the total number of square feet of floor area leased or held for lease in the area covered by such combined charges.

                                   ARTICLE 22
                      INTERRUPTION OR FAILURE OF UTILITIES

      Landlord shall not be liable in damages or otherwise for any failure or interruption of any utility service being furnished the Complex or the Premises, and no such failure or interruption shall entitle Tenant to terminate this lease.


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                                   ARTICLE 23
                      TENANT'S PUBLIC LIABILITY INSURANCE

      Tenant shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in force and effect a policy or policies of comprehensive public liability insurance issued by an insurance carrier approved by Landlord, insuring against loss, damage, or liability for injury to or death of persons and loss or damage to property occurring from any cause whatsoever in, upon or about the said Premises. Such liability insurance shall be in amounts of not less than $1,000,000.00 for Combined Single Unit Bodily Injury and Property Damage. Tenant and Landlord shall be the named insureds under each such policy of insurance.

                                   ARTICLE 24
                            TENANT'S OTHER INSURANCE

      Tenant shall, at all times during the term hereof, at its sole cost and expense, procure and maintain in force and effect standard form of fire with extended coverage insurance covering Tenant's property and its merchandise, and the personal property of others in Tenant's possession, in, upon, or about the Premises. Such insurance shall be in an amount adequate to cover the cost of replacement.

                                   ARTICLE 25
                            CERTIFICATES OF INSURANCE

      A certificate issued by the insurance carrier for each policy of insurance required to be maintained by Tenant under the provisions of this lease shall be delivered to Landlord on or before the commencement date hereof and thereafter, as to policy renewals, within thirty (30) days prior to the expiration of the term of each such policy. Each of said certificates of insurance and each such policy of insurance required to be maintained by Tenant hereunder shall express evidence as to insurance coverage as required by this lease (including an express waiver of rights of subrogation thereunder as required hereunder) and shall contain an endorsement or provision requiring not less than twenty (20) days written notice to Landlord prior to the cancellation, diminution in the perils insured against, or reduction of the amount of coverage of the particular policy in question.

                                   ARTICLE 26
                              LANDLORD'S INSURANCE

      Landlord at all times during the term hereof shall procure and maintain in force and effect fire and extended coverage insurance on the Complex (building, common area, land and improvements) to such extent as it deems advisable and in its best interests (but not in excess of the full replacement cost of the Complex).

                                   ARTICLE 27
                              INCREASE IN PREMIUMS

      Tenant shall not do or suffer to be done, or keep or suffer to be kept, anything in, upon, or about the Premises which contravenes Landlord's fire or extended coverage insurance, boiler insurance, casualty insurance, or liability insurance or which shall prevent Landlord from securing any such policies in companies acceptable to Landlord or which shall cause an increase in the rate payable by Landlord from that existing at the beginning of the term hereof. If, however, during the term hereof, as a result of any act or neglect of Tenant, its invitees, agents, employees, or representatives, or the nature of the business conducted in or at the Premises, Landlord's fire and extended coverage insurance rate, boiler insurance rate, casualty insurance or liability insurance rate shall be increased over the rate existing at the beginning of the term for such type of insurance, in addition to all other remedies Landlord may have hereunder, Tenant, upon demand, shall pay to Landlord, as an additional charge, a sum equal to the increase in the cost of each such type of insurance coverage caused by such activities of Tenant which activities resulted in an increase in said insurance rate.

      In addition, Tenant shall be responsible for a portion of insurance premium increases incurred by Landlord as provided in Article 5.2(b) hereof.

                                   ARTICLE 28
                              WAIVER OF SUBROGATION

      (a) Landlord releases Tenant, to the extent of Landlord's insurance coverage on the Complex from any liability for loss or damage caused by fire to any of the Complex even if such fire or other casualty should be brought about by the default or negligence of Tenant or its subtenants or concessionaires or the agents or employees of any of them; provided that this release shall be in effect only with respect to loss or damage occurring during the time that Landlord's policies for fire and extended coverage insurance contain a clause to the effect that this release shall not affect the right of Landlord to recover under such policies. Landlord will request each insurance company writing fire and extended coverage insurance policies covering the Complex to include a clause but only so long as it is includable without extra cost or, extra cost is chargeable therefor, only so long as Tenant pays for extra cost. If extra cost is chargeable therefor, Landlord will advise Tenant of such extra cost, and Tenant at its election may pay the same, but shall have no obligations to do so.

      (b) Tenant releases Landlord, to the extent of Tenant's insurance coverage on its property on the Premises, from any liability for loss or damage caused by fire or any of the extended coverage perils included in Tenant's insurance policies covering its property on the Premises even if such fire or other


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casualty should be brought about the default or negligence of Landlord, its agents, or employees; provided that this release shall be in effect only with respect to loss or damage occurring during the time that Tenant's policies for fire and extended coverage insurance contain a clause to the effect that this release shall not affect the right of Tenant to recover under such policies. Tenant will request each insurance company writing fire and extended coverage insurance policies covering its property on the Premises to include such a clause but only so long as it is includable without extra cost or, if extra cost is chargeable therefor, Tenant will advise Landlord of such extra cost, and Landlord at its election may pay the same, but shall have no obligation to do so.

                                   ARTICLE 29
                                 INDEMNIFICATION

      Tenant will indemnify Landlord against and save it harmless from any and all claims, actions, damages, liability, and expense in connection with loss of life, personal injury, or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by an act or omission of Tenant, its subtenants, or concessionaires, or the agents, servants, contractors, employees, invitees, or licensees of any of them. Tenant will further reimburse Landlord for all reasonable attorneys' fees incurred by Landlord in defending any such claim or action.

                                   ARTICLE 30
                            NONLIABILITY OF LANDLORD

      Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining Premises or any part of the Premises adjacent to or connected with the Premises hereby leased or any part of the Complex or any persons transacting any business in the Complex or present in the Complex for any purpose or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer, sprinkler, or steam pipes or plumbing fixtures or from any failure of or defect in any electric line, circuit or facility.

                                   ARTICLE 31
                              DAMAGE OR DESTRUCTION

      If at any time after the execution of this lease, the Premises, or any portion thereof, should be damaged or destroyed by any casualty insured under any fire and extended coverage insurance policy or policies required on the part of Landlord to be maintained hereunder, Landlord shall forthwith and immediately commence to repair and restore the Premises so far as practicable to the condition the Premises were in immediately prior to such damage or destruction, and Landlord shall complete the same within a reasonable time, and the rent from the time of such damage or destruction until the completion of repair and restoration shall be equitably abated in proportion to the extent and value of the space which is unusable during said period for the purpose of operating Tenant's business.

      Tenant agrees to notify Landlord in writing not less than thirty (30) days prior to the date Tenant opens for business in the Premises of the actual cost of all permanent leasehold improvements and betterments installed or to be installed by Tenant in the Premises (whether same have been paid for entirely or partially by Tenant), but exclusive of Tenant's personal property, moveable trade fixtures and contents. Similar notifications shall be given to Landlord not less than thirty (30) days prior to the commencement of any proposed alterations, additions or improvements to the Premises by Tenant (if same are permitted under the terms of this lease) subsequent to the initial construction of the Premises. If Tenant fails to comply with the foregoing provisions, any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant and shall be paid immediately by Tenant upon receipt of a bill therefor and evidence of such loss; and, in addition to any other rights or remedies reserved by Landlord under this lease, Landlord's obligation to repair, replace and/or rebuild the Premises to the condition in which they existed prior to such loss. In either case, Tenant shall pay the cost of such restoration.

      In the event the Premises shall be untenantable, the Annual Rent and other sums payable hereunder shall abate to the extent of proceeds actually received by Landlord under any rent insurance policy.

      No damage or deduction to the Premises shall allow Tenant to surrender possession of the Premises nor affect Tenant's liability for the payment of rent or any other covenant herein contained, except as may be specifically provided in this lease.

      Notwithstanding anything else to the contrary contained in this Section or elsewhere in this lease, Landlord, at its option, may terminate this lease on thirty (30) days notice to Tenant if--

      (a) the Premises and/or building in which the Premises are located shall be damaged or destroyed as a result of an occurrence which is not covered by Landlord's insurance; or

      (b) the Premises shall be damaged or destroyed during the last two (2) years of the term or the last 25% of the term, whichever is greater, and, in such event, the Tenant also shall have the option to terminate this lease on thirty (30) days written notice to Landlord; or

      (c) any or all of the building or common areas of the Complex are damaged (whether or not the Premises are damaged) to such an extent that, in the sole judgment of Landlord, the Complex cannot be operated as an economically viable unit.

      Tenant shall give to Landlord prompt written notice of any damage to or destruction of any portion of the Premises resulting from fire or other casualty.

                                   ARTICLE 32
                            NEGLIGENCE OR WILLFUL ACT

      Any of the foregoing provisions to the contrary notwithstanding, if the Premises are damaged or destroyed by any casualty resulting, in whole or in part, from the negligence or from the willful act of Tenant or any subtenant or concessionaire of Tenant or any agent, servant, employee, licensee, or invitee of any of them, there shall not be any abatement of rent because of said casualty, and, in addition, Tenant shall be required promptly to repair said damage at its own expense unless the Premises are damaged or destroyed by a casualty insured under any fire and extended coverage insurance policy or policies required on the part of Landlord to be maintained hereunder.

                                   ARTICLE 33
                        DISCLAIMER OF INSURANCE PROCEEDS

      Tenant shall have no interest in or claim to any portion of the proceeds of any insurance maintained by Landlord hereunder.

                                   ARTICLE 34
                            CONTINUATION OF BUSINESS

      Tenant agrees at all times after any damage to or destruction of Premises, or any portion thereof, to continue the operation of its business therein to the extent practicable from the standpoint of good business, and in the event Landlord is required or elects to repair such damage or destruction to the Premises under any of the foregoing provisions, Tenant shall not be entitled to any damages by reason of any inconvenience or loss sustained by Tenant as a result thereof.

                                   ARTICLE 35
                            CONDEMNATION OF PREMISES

      If the whole or any part of the Premises shall be taken for a public or quasi-public use or purpose under power of eminent domain, the term of this lease shall terminate as of the date actual physical possession thereof shall be so taken.

                                   ARTICLE 36
                        CONDEMNATION OF COMMON FACILITIES

      If any portion of the Common Facilities in the Complex shall be taken for a public or quasi-public use of purpose under the power of eminent domain and such taking deprives Tenant, its subtenants, licensees, concessionaires, business invitees, customers, suppliers, agents, representatives, or employees of reasonable ingress and egress to and from the Complex or the Premises, or if such taking reduces the area of the customer vehicular parking portions of the Common Facilities by an amount in excess of twenty percent (20%), then, and in either such event, Tenant shall have the right, within thirty (30) days after the date of such actual taking, to cancel and terminate this lease by giving Landlord written notice of its election to do so; provided, however, that Tenant shall have no such right to cancel or terminate this lease if Landlord promptly takes steps to restore reasonable means of ingress and egress or (as the case may be) to restore the customer vehicular parking portions of the Common Facilities to not less than eighty percent (80%) of their area immediately prior to such taking by substituting thereof additions to or portions of the Complex or lands reasonable adjacent to the Complex and complete such restoration within a reasonable period of time thereafter in light of the then existing circumstances.

                                   ARTICLE 37
                                 DAMAGES AWARDED

      All damages awarded or other sums paid on account of any condemnation of taking under the power of eminent domain of the Premises, the Common Facilities or the Complex or any portion or portions thereof, shall belong to and shall be the sole property of Landlord, whether such damages or other sums are awarded as compensation for loss or diminution in value of the leasehold, or for the fee of the Premises, or otherwise.

      Tenant in no event shall have any claim whatsoever against Landlord for loss or diminution in value of the leasehold or for the value of any unexpired term of this lease, Tenant hereby expressly waiving any such right or claim; provided, however, that Tenant shall be entitled to receive from the condemning authority any award or portion thereof made for the taking of any of Tenant's property (hereinabove described) under the power of eminent domain, and for damages thereto caused thereby and for any cost to which Tenant might be put in removing Tenant's property.

                                   ARTICLE 38
                                 VOLUNTARY SALE

      A voluntary sale of all or any part of the Premises or of the Complex by Landlord to any public or quasi-public body, agency or person, corporate or otherwise, having the power of eminent domain, either under threat of condemnation or while condemnation proceedings are pending, shall be deemed to be a taking under the power of eminent domain.

                                   ARTICLE 39
                                AD VALOREM TAXES

      The Landlord shall pay all ad valorem taxes and assessments (except those described in the next succeeding paragraph) which may be levied, accessed, or charged against the demised Premises subject however to the provisions of
Article 5.2(a) providing for a portion of tax increases over those charged during the Base Year to be paid by Tenant.

      Tenant shall pay all ad valorem taxes accessed against any office equipment, fixtures, goods, and other personal property which it may install or store in the leased Premises, and all licenses required in the operation of its business.

                                   ARTICLE 40
                            ASSIGNMENT AND SUBLETTING

      Tenant shall not assign or in any manner transfer this lease or any estate, interest or benefit therein or sublet the Premises or any part or parts thereof or permit the use of the same or any part thereof by anyone other than Tenant without the prior written consent of Landlord which consent will not be unreasonably withheld. This prohibition against assigning or subletting shall be construed to include a prohibition against any assignment or subletting by operation of law; provided, however, a merger or other consolidation shall not require Landlord"s approval provided such successor-in-interest has a net wroth (calculated in accordance with generally accepted accounting principles) at least equal to that of Tenant as of the date of the execution of this Agreement. Consent by Landlord to any assignment or transfer of interest under this lease, or subletting of the Premises or any part thereof shall be limited to the instance stated in such written consent and shall not constitute a release, waiver or consent to any other assignment, transfer or interest, or subletting; and notwithstanding any such assignment, transfer or interest, or subletting, Tenant shall continue liable for the performance of Tenant's obligations under this lease. If Landlord consents to any transfer, assignment or subletting, that consent shall not be effective unless and until Tenant gives to Landlord such information as to the financial responsibility and standing of the proposed assignee or subtenant as Landlord may reasonably require, and the transferee, assignee or sublessee delivers to Landlord a written agreement in form and substance satisfactory to Landlord pursuant to which such transferee, assignee or sublessee assumes all of the obligations and liabilities of Tenant under this lease.

                                   ARTICLE 41
                                     DEFAULT

      The happening of any one or more of the following listed events shall constitute a breach of this lease on the part of Tenant, namely:

      (a) The commencement in any court or tribunal of any proceeding, voluntary or involuntary, to declare Tenant insolvent or unable to pay its debts.

      (b) The appointment by any court or under any law of a receiver, trustee, or other custodian of the property, assets or business of Tenant.

      (c) The assignment by Tenant of all or any part of its property or assets for the benefit of creditors.

      (d) The levy or execution, attachment, or taking of property, assets, or the leasehold interest of Tenant by process of law or otherwise in satisfaction of any judgment, debt or claims.

      (e) The failure of Tenant to perform fully and promptly any act required of it in the performance of this lease or to comply otherwise with any term or provision thereof other than those requiring the payment of rent or other charges.

      (f) The failure of Tenant to pay any rent or other payment or charge payable under this lease agreement for a period of ten (10) days after the same is due and payable.

      Upon the happening of any event of default described under the provisions of paragraphs (a) through (e), and the failure of Tenant to cure or remove the same within ten (10) days after written notice of such default given to Tenant by Landlord or upon the happening of any one type of event of default described in paragraphs (a) through (e), both inclusive, on three or more occasions in any period of twelve (12) consecutive months during the term (regardless of whether said events of default shall have been cured or removed) Landlord, if it shall so elect, may (without prejudice to any other remedies which Landlord may have as provided by law) terminate the term hereof and if Landlord shall exercise such right of election, the same shall be effective as of the date of the event of default upon written notice of Landlord's election given by Landlord to Tenant at any time after the date of such event of default, or Landlord, if it shall so elect, may terminate Tenant's right to possession or occupancy only, without terminating the term of the lease.

      Upon any termination of the term hereof, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession or occupancy of the Premises without terminating the term hereof, Tenant shall surrender possession and vacate the Premises and deliver possession thereof to Landlord; and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and with or without process of law to repossess the Premises and to expel or remove Tenant and any others who may be occupying the Premises and to remove therefrom any and all property using for such purpose such force as may be necessary without being guilty of or liable for trespass, eviction for forcible entry or detainer and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law. Except as otherwise expressly provided in this lease, Tenant hereby expressly waives the service and demand for the payment of rent or for possession of the Premises or to re-enter the Premises, including and every form of demand and notice prescribed by any statute or other law.

      If Landlord shall elect to terminate Tenant's right to possession only as above provided, without terminating the term hereof, Landlord at its option may enter into the Premises, remove Tenant's property and other evidence of tenancy and take and hold possession thereof without such entry and possession terminating the term hereof or otherwise releasing Tenant in whole or in part from its obligation to pay the rent herein reserved for the full term hereof. Upon and after entry into possession without termination of the term hereof, Landlord may relet the Premises or any part for the account of Tenant to any person, firm or corporation other than Tenant for such rent, for such time, and upon such terms as Landlord in its sole discretion shall determine. If any rent collected by Landlord upon such reletting for Tenant's account is not sufficient to pay monthly the full amount of the rent herein reserved (including rent, and all other charges of any type which Tenant has agreed are in this lease) and not theretofore paid by Tenant, together with the costs incurred by Landlord in connection with the reletting of the Premises including advertising and broker's commission as well as all costs of repairs, alterations, redecoration or remodeling, Tenant shall pay to Landlord the amount of each monthly deficiency upon demand, and if the rent so collected from such reletting is more than sufficient to pay the full amount of the rent reserved hereunder, together with the aforementioned costs, Landlord, at the end of the stated term hereof, shall apply any surplus to the extent thereof to the discharge of any obligation of Tenant to Landlord under the terms of this lease, and any balance then remaining shall belong go Landlord. Any suit or proceeding brought to collect any deficiency or rent shall not prejudice or preclude in any way the right of the Landlord to collect any deficiencies thereafter arising by similar suit or proceeding.

                                   ARTICLE 42
                                    INTEREST

      Whenever this lease refers to "Interest", same shall be computed at a rate equal to (i) the Average Prime Rate (as hereinafter defined) plus four percent (4%), or (ii) twelve percent (12%), which is greater. If, however, payment of interest at such rate by Tenant (or by the tenant then in possession having succeeded to the Tenant's interest in accordance with the terms of this lease) should be unlawful, that is, violative of usury statutes or otherwise, then "interest" shall, as against such party, be computed at the maximum lawful rate payable by such party.

      "Average Prime Rate" shall mean the average of the prime rate being charged by NationsBank, or its successor, for the quarter (January - March, April - June, July - September, October - December) immediately prior to the time in question.

                                   ARTICLE 43
                        LATE PAYMENTS AND ATTORNEY'S FEES

      Should Tenant fail to pay when due any installment of Annual Rent, Percentage Rent or any other sum payable to Landlord under the terms of this lease, then Interest shall accrue from and after the date on which any such sum shall be due and payable, and such Interest together with a Late Charge of $25.00 to cover the extra expenses involved in handling such delinquency shall be paid by Tenant to Landlord at the time of payment of the delinquent sum. In addition, in the event that the Tenant shall fail to pay any sum due under this lease or shall otherwise be in default hereunder, then the Tenant shall be responsible for and shall pay all attorney's fees and other expenses reasonably incurred by the Landlord in connection therewith. If Landlord shall be in default hereunder and Tenant prevails in any legal action it may file to cure or recover damages for such default, Tenant shall be entitled to attorney fees and other expenses reasonably incurred in connection therewith. In either case, attorney fees shall be based upon regular hourly rates for the attorney(s) performing such services.

                                   ARTICLE 44
                                SECURITY DEPOSIT

      Tenant has deposited with Landlord the sum of $2,452.08 as a "Security Deposit", the receipt of which is hereby acknowledged. Said deposit shall be held by Landlord without liability for interest as security for the faithful performance by Tenant of all the terms of this lease by said Tenant to be observed and performed. The security deposit shall not be mortgaged, assigned, transferred or encumbered by Tenant without the written consent of Landlord and any such act on the part of Tenant shall be without force and effect and shall not be binding upon the Landlord.

                                   ARTICLE 45
                                  USE OF FUNDS

      If any of the rents herein reserved or any other sum payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or Tenant shall fail to perform any of the terms of this lease, then Landlord may, at its option and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply said entire security deposit or so much thereof as may be necessary to compensate Landlord toward the payment of rent or additional rent or loss or damage sustained by Landlord due to such breach on the part of Tenant; and Tenant shall forthwith upon demand restore said security to the original sum deposited. Should Tenant comply with all of said terms and promptly pay all of the rentals as they fall due and all other sums payable by Tenant to Landlord, said deposit shall be returned in full to Tenant at the end of the term or applied against the last month's rental due, in the discretion of Landlord.

                                   ARTICLE 46
                                   BANKRUPTCY

      In the event of bankruptcy or other debtor-creditor proceeding against Tenant, such security deposit shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

                                   ARTICLE 47
                                    TRANSFER

      Landlord may deliver the funds deposited hereunder by Tenant to the purchaser of Landlord's interest in the Premises in the event that such interest be sold and thereupon Landlord shall be discharged from any further liability with respect to such deposit, and this provision shall also apply to any subsequent transferees.

                                   ARTICLE 48
                               SALE OR ASSIGNMENT

      It is agreed that Landlord may at any time assign or transfer its interest as Landlord in and to this lease, or any part thereof, and may at any time sell or transfer its interest in the fee of the Premises, or its interest in and to the whole or any portion of the Premises.

                                   ARTICLE 49
                                   ATTORNMENT

      Tenant hereby agrees to attorn to any assignee, transferee or purchaser of Landlord from and after the date of notice to Tenant of such assignment, transfer or sale, in the same manner and with the same force and affect as though this lease were made, in the first instance, by and between Tenant and such assignee, transferee or purchaser. In the event of the exercise of the power of sale under, or the foreclosure of, any deed of trust, mortgage or other encumbrance placed by Landlord against all or any portion of the Premises, Tenant shall upon such sale or foreclosure of any such deed of trust, mortgage or other encumbrance, and shall recognize the purchaser or judgment creditor as the Landlord under the lease.

                                   ARTICLE 50
                                  SUBORDINATION

      Tenant agrees upon request of Landlord to subordinate this lease and its rights hereunder to the lien of any mortgage, deed of trust, or other encumbrances, together with any conditions, renewals, extensions or replacements thereof, now or hereafter placed, charged or enforced against the Landlord's interest in the lease and the leasehold estate thereby created, the Premises or the land, building or improvements included therein or of which the Premises are a part, or any portion or portions thereof, and to execute and deliver (but without cost to Tenant) at any time and from time to time upon demand by Landlord such documents as may be required to effectuate such subordination, and in the event that Tenant shall fail, neglect or refuse to execute and deliver any such document within ten (10) days after receipt of written notice so to do and the receipt by Tenant of the document to be executed by it, Tenant hereby appoints Landlord, its successors and assigns, the attorney-in-fact of Tenant irrevocably to execute and deliver any and all documents for and on behalf of Tenant; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee or trustee named in such mortgage, deed of trust, or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification except as herein otherwise provided, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any trustee's sale or by any action or proceeding to foreclose said mortgage, deed of trust or other encumbrances.

                                   ARTICLE 51
                             ACKNOWLEDGMENT OF LEASE

      Tenant agrees that at any time, or from time to time, at reasonable intervals within ten (10) days after written request by Landlord, Tenant will execute, acknowledge, and deliver to Landlord or to such other party as may be designated by Landlord, a certificate stating that this lease in full force and effect, and has not been modified, supplemented, or amended in any way, except as indicated in such certificate; that all conditions and agreements under this lease to be performed by Landlord have been satisfied or performed, except as set forth in said certificate; that there are no existing defenses or offsets; except as indicated on said certificate; that Tenant has not paid any rental in advance, except as indicated in said certificate; that Tenant is not in default in the payment of rent or any of the other obligations required of Tenant under this lease; and that Tenant has paid basic rentals and percentage rentals as of the date set forth in this certificate.

                                   ARTICLE 52
                                     NOTICES

      Any notice provided herein shall be deemed sufficient and to have been duly served if the same shall be in writing and mailed postage prepaid addressed as follows:

      If intended for Landlord, to Landlord at:
      Frank B. Peters, Jr.
      P. O. Box 1349
      High Point, North Carolina 27261

or to such other address as Landlord may from time to time direct.

      If intended for Tenant, to Tenant at:
      Quaker Fabric Corporation of Fall River
      941 Grinnell Street
      Fall River, Massachusetts 02721

or to such other address as Tenant may from time to time direct in writing delivered to Landlord.

                                   ARTICLE 53
                                  HOLDING OVER

      In the event Tenant remains in possession of the Premises after the expiration of the term hereof and without the execution of a new lease, Tenant thereby shall not acquire any right, title or interest in or to the Premises; provided, however, that at the option of Landlord, by written notice of the exercise thereof given to Tenant within thirty (30) days next following the last day of the term hereof or any extension thereof, Tenant as a result of such holding over thereby shall be deemed to have renewed this lease for the further period of the term herein provided, and if Landlord shall not exercise the option above described, Tenant as a result of such holding over, shall occupy the Premises as a tenant at will, and in either event subject to all the conditions, provisions, and obligations of this lease insofar as the same shall then be applicable to whichever of such tenancies shall result.

                                   ARTICLE 54
                                    NONWAIVER

      The acceptance of rentals and fees by Landlord for any period or periods after a default of any of the terms, covenants and conditions herein contained to be performed, kept and observed by Tenant shall not be deemed a waiver of any rights on the part of Landlord to terminate this lease for any other failure or for the continued failure by Tenant so to perform, keep or observe the terms, conditions or covenants hereof to be performed, kept and observed by it. No waiver by Landlord of any of the terms of this agreement to be kept, performed and observed by Tenant shall be construed to be or act as a waiver by Landlord of any subsequent default on the part of Tenant.

                                   ARTICLE 55
                               MEMORANDUM OF LEASE

      If either Tenant or Landlord request of the other the execution of a Memorandum of Lease for recording purposes, the requesting party shall cause said document to be prepared, and both Landlord and Tenant agree to execute said Memorandum of Lease so long as said agreement contains only a description of the leased Premises, term of lease and incorporates this lease by reference.

                                   ARTICLE 56
                              IDENTITY OF INTEREST

      The execution of this lease or the performance of any act pursuant to the provisions thereof shall not be deemed or construed to have the effect of creating between Landlord and Tenant the relationship of principal or agent or of partnership or of joint venture and the relationship between them shall be that only of Landlord and Tenant.

                                   ARTICLE 57
                           JOINT AND SEVERAL LIABILITY

      The word "Tenant" as used herein shall include all persons, firms, associations and corporations named in the first paragraph of this lease and all such persons, firms, associations and corporations shall be jointly and severally liable for the performance of all obligations to be performed by Tenant under this lease. The foregoing to the contrary notwithstanding, the word "Tenant", shall be construed to mean and refer to each of such persons, firms, associations or corporations individually so that the occurrence of any of the events described to any one of them shall constitute an "Event of Default".

                                   ARTICLE 58
                         PRONOUNS AND PLURAL REFERENCES

      Unless the context requires otherwise, when referring to the Tenant, the singular as used therein shall be construed as plural when more than one is the Tenant, and the neuter shall be construed as masculine when the Tenant is masculine, as feminine when the Tenant is feminine and to both when the Tenant is plural and includes both masculine and feminine.

                                   ARTICLE 59
                             INSPECTION OF Premises

      Landlord, its agents, servants and employees shall have the right to enter all parts of the Premises during business hours to inspect the same and enforce and carry out any provision of this lease.

                                   ARTICLE 60
                              SURRENDER OF Premises

      On the expiration date or other termination of the term or the Tenant's right of possession, Tenant shall quit and surrender the demised Premises, broom clean and in good condition and repair, together with all alterations, fixtures, heating and air conditioning equipment, installations, additions and improvements which may have been made in or attached on or to the demised Premises. Upon surrender, Tenant shall remove his trade fixtures, and Tenant shall repair any damage to the demised Premises caused thereby. Landlord may require Tenant to restore the demised Premises so that the demised Premises shall be as they were on the commencement date except for ordinary wear and tear.

      Any personal property of the Tenant which shall remain in the Premises after the expiration or termination of the term or the Tenant's right of possession shall be deemed to have been abandoned by the Tenant and may be retained by the Landlord as its property or disposed of in such manner as Landlord may see fit; any proceeds from the sale thereof shall belong to the Landlord.

                                   ARTICLE 61
                               PARTIAL INVALIDITY

      If any term, provision, covenant or condition of this lease should be held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of this lease shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

                                   ARTICLE 62
                                 BINDING EFFECT

The provisions of this lease shall be binding upon Landlord, its successors and assigns and upon Tenant, its successors and assigns or if Tenant is an individual, upon his heirs, executors, administrators and assigns.

                                   ARTICLE 63
                                ENTIRE AGREEMENT

      This lease embodies the entire agreement between Landlord and Tenant relative to the subject matter hereof and no representation or agreements, oral or otherwise, between the parties not embodied herein or attached hereto shall be of any force and effect. This lease shall not be modified, changed or altered in any respect except by a writing signed on behalf of Landlord, and properly signed on behalf of Tenant.

      IN WITNESS WHEREOF, the parties hereto have executed this Lease Agreement under the respective seals as of the day and year first above written.

                                        LANDLORD:

                                            F. B. Peters, Jr.            (SEAL)
                                        ---------------------------------
                                        Frank B. Peters, Jr.


                                        TENANT:

                                        Quaker Fabric Corporation of Fall River

(Corporate Seal)
                                        By:     [ILLEGIBLE]
                                            ------------------------------------
                                           (Title) Vice President